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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) July 13, 1998
                                                          -------------


                    American General Hospitality Corporation
                    ----------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


Maryland                            1-11903                        75-2648842
-----------------                 -----------                   ----------------
(State or Other                   (Commission                   (I.R.S. Employer
Jurisdiction of                    File Number)                  Identification
incorporation)                                                          No.)



          5605 MacArthur Boulevard, Suite 1200, Irving, Texas     75038
           ---------------------------------------------------------------
               (Address of Principal Executive Offices)         (Zip Code)



       (Registrant's Telephone Number, Including Area Code (972) 550-6800
                                                           --------------


--------------------------------------------------------------------------------
         (Former Name or Former Address, If Changed Since Last Report.)
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ITEM 5.   OTHER EVENTS.

          American General Hospitality Corporation, a Maryland corporation (the "Registrant"), is filing this Current Report on Form 8-K in connection with the filing of a press release on July 13, 1998.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  EXHIBITS.

Exhibit   Description
-------   -----------
99.1      Press Release, dated July 13, 1998.

                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       AMERICAN GENERAL HOSPITALITY CORPORATION
                                     (Registrant)


Date:  July 13, 1998
                               By: /s/ Kenneth E. Barr
                                   --------------------------------
                                   Name:   Kenneth E. Barr
                                   Title:  Executive Vice President,
                                           Chief Financial Officer
                                           (Principal Financial Officer),
                                           Secretary and Treasurer

                                       3
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EXHIBIT INDEX


Exhibit   Description
-------   -----------
99.1      Press Release, dated July 13, 1998.

                                       4